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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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/ /	Soliciting Material Pursuant to Rule 14a-12
MIDWAY GAMES INC.
(Name of Registrant as Specified In Its Charter)

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MIDWAY GAMES INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on January 15, 2002

To the Stockholders of
  MIDWAY GAMES INC.

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Midway Games Inc. ("Midway") will be held on Tuesday, January 15, 2002 at 10:00 a.m. Central Standard Time at The Drake Hotel, 140 East Walton Place, Chicago, Illinois 60611, in The Gold Coast Room, to consider and act upon the following matters:

1.
Electing three (3) Class III Directors;

2.
Approving the issuance of common stock upon conversion of our Series B Convertible Preferred Stock and the exercise of related warrants that were issued in a private placement;

3.
Ratifying the Midway Games Inc. 2002 Stock Option Plan;

4.
Ratifying the appointment of Ernst & Young LLP as independent auditors for our six-month transition period ending December 31, 2001 and our fiscal year ending December 31, 2002; and

5.
Transacting such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The close of business on November 26, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments thereof. A list of the stockholders entitled to vote at the annual meeting will be open to the examination of any stockholder of Midway for any purpose germane to the annual meeting during regular business hours at the offices of Midway for the ten-day period prior to the annual meeting.

    YOU ARE REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, TO MARK, DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

Chicago, Illinois December 4, 2001	DEBORAH K. FULTON Vice President, Secretary and General Counsel

ANNUAL MEETING OF STOCKHOLDERS
OF
MIDWAY GAMES INC.

PROXY STATEMENT

Introduction

    Midway Games Inc. ("we", "us" or "Midway") is furnishing this proxy statement to you in connection with the solicitation by the Board of Directors of proxies to be voted at our Annual Meeting of Stockholders. The meeting is scheduled to be held at The Drake Hotel, 140 East Walton Place, Chicago, Illinois 60611, in The Gold Coast Room, on Tuesday, January 15, 2002 at 10:00 a.m. Central Standard Time, or at any proper adjournments.

    If you properly execute and return your proxy card, it will be voted in accordance with your instructions. If you return your signed proxy but give us no instructions as to one or more matters, the proxy will be voted on those matters in accordance with the recommendations of the Board as indicated in this proxy statement. You may revoke your proxy, at any time prior to its exercise, by written notice to us, by submission of another proxy bearing a later date or by voting in person at the meeting. Your revocation will not affect a vote on any matters already taken. Your mere presence at the meeting will not revoke your proxy.

    The mailing address of our principal executive offices is 2704 West Roscoe Street, Chicago, Illinois 60618. We are mailing this proxy statement and the accompanying form of proxy to our stockholders on or about December 7, 2001.

    Only holders of our common stock, $.01 par value per share, of record at the close of business on November 26, 2001 (the "Record Date") will be entitled to vote at our annual meeting or any adjournments. There were 38,358,678 shares of our common stock outstanding on the Record Date (excluding 1,178,500 treasury shares). Each share of our common stock entitles the holder to one vote on each matter at the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

    The following table sets forth information as of the Record Date, except as otherwise footnoted, about persons that, to our knowledge, beneficially own more than 5% of the outstanding shares of our common stock:

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)		Percentage of Outstanding Common Stock(1)
Sumner M. Redstone and National Amusements, Inc. 200 Elm Street Dedham, MA 02026	11,354,436	(2)	29.6%
Smithfield Fiduciary LLC, et al. c/o Highbridge Capital Management 9 West 57th Street, 27th Floor New York, NY 10019	4,541,557	(3)	(3)
Mellon Financial Corporation, et al. One Mellon Center Pittsburgh, PA 15258	3,935,226	(4)	10.3%

Neil D. Nicastro c/o Midway Games Inc. 2704 West Roscoe Street Chicago, IL 60618	2,990,082	(5)	7.2%
Peconic Fund, Ltd., et al c/o Ramius Capital Group, L.L.C. 666 Third Avenue, 26th Floor New York, NY 10017	2,424,934	(6)	6.3%

(1)
Under Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, shares underlying options and other derivative securities are deemed to be beneficially owned if the holder of the option has the right to acquire beneficial ownership of the underlying shares within 60 days. Percentage calculations are based on 38,358,678 shares of our common stock outstanding on November 26, 2001.

(2)
Based upon a Form 4 filed with the SEC by Sumner M. Redstone on November 9, 2001. Mr. Redstone and National Amusements, Inc., a Maryland corporation, reported direct and indirect beneficial ownership of 7,231,665 and 4,122,771 shares, respectively, of our common stock. As a result of his stock ownership in National Amusements, Inc., Mr. Redstone is deemed the beneficial owner of the shares of common stock owned by National Amusements, Inc.

(3)
Represents 3,416,557 shares of common stock underlying convertible preferred stock and 1,125,000 shares of common stock underlying warrants. Highbridge Capital Management, LLC ("HCM") is the trading manager of Smithfield Fiduciary LLC and consequently has voting control and investment discretion over securities held by Smithfield. Glenn Dubin and Henry Swieca control HCM. HCM, Glenn Dubin and Henry Swieca disclaim beneficial ownership of the shares held by Smithfield. Under the certificate of designations for the preferred stock and under the terms of the warrants, no holder of preferred stock or warrants may convert preferred stock or exercise their warrants to the extent that the holder, together with its affiliates, would beneficially own more than 9.99% of the outstanding shares of our then outstanding common stock following such conversion or exercise. The number of shares shown does not reflect this limitation.

(4)
Based upon Schedule 13G filed with the SEC on January 18, 2001 by Mellon Financial Corporation, as the parent company of The Boston Company, Inc. and The Boston Company, Asset Management, LLC in their various fiduciary capacities. The filer reported beneficial ownership of 3,935,226 shares, sole voting power over 3,407,826 shares, shared voting power over 264,700 shares, sole dispositive power over 3,933,611 shares and shared dispositive power over 1,475 shares.

(5)
Represents 273,324 shares of common stock underlying convertible preferred stock, 50,000 shares of common stock underlying warrants, 1,891,850 shares of common stock underlying stock options and 774,908 shares of common stock owned outright. Does not include an aggregate of 607,846 shares of our common stock issuable to Mr. Nicastro in monthly installments over the 10 years following his retirement or death, pursuant to the terms of his Employment Agreement.

(6)
Represents 2,049,934 shares of common stock underlying convertible preferred stock and 375,000 shares of common stock underlying warrants. Ramius Capital Group, LLC is the investment adviser of Peconic Fund, Ltd. and consequently has voting control and investment discretion over securities held by Peconic. Ramius Capital disclaims beneficial ownership of the shares held by Peconic. Peter A. Cohen, Morgan B. Stark and Thomas W. Strauss are the sole managing members of C4S& Co., LLC, the sole managing member of Ramius Capital. As a result, Messrs. Cohen, Stark and Strauss may be considered beneficial owners of any shares deemed to be beneficially owned by Ramius Capital.

Security Ownership of Management

    The following table sets forth, as of the Record Date, information about the beneficial ownership of our common stock by each of our directors and the executive officers named in the Summary Compensation Table below and by all of our directors and executive officers as a group:

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)		Percentage of Outstanding Common Stock(1)
Harold H. Bach, Jr.	250,130	(2)	*
William C. Bartholomay	90,370	(3)	*
Byron C. Cook	312,298	(4)	*
Kenneth J. Fedesna	241,435	(5)	*
Deborah K. Fulton	28,631	(6)	*
William E. McKenna	45,711	(3)	*
Norman J. Menell	62,506	(3)	*
Louis J. Nicastro	60,547	(3)	*
Neil D. Nicastro	2,990,082	(7)	7.2%
Thomas E. Powell	500		*
Harvey Reich	61,277	(3)	*
Ira S. Sheinfeld	66,801	(3)	*
Gerald O. Sweeney, Jr.	45,000	(3)	*
Richard D. White	45,000	(3)	*
Directors and Executive Officers as a group (14 persons)	4,300,288	(8)	10.4%

*
Less than 1%

(1)
Under Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, shares underlying options and other derivative securities are deemed to be beneficially owned if the holder of the option has the right to acquire beneficial ownership of the underlying shares within 60 days. Percentage calculations are based on 38,358,678 shares of our common stock outstanding on November 26, 2001.

(2)
Includes 203,842 shares of common stock underlying stock options.

(3)
Includes 45,000 shares of common stock underlying stock options.

(4)
Includes 140,000 shares of common stock underlying stock options. Mr. Cook resigned on September 30, 2001.

(5)
Includes 189,229 shares of common stock underlying stock options.

(6)
Includes 27,461 shares of common stock underlying stock options.

(7)
Represents 273,324 shares of common stock underlying convertible preferred stock, 50,000 shares of common stock underlying warrants, 1,891,850 shares of common stock underlying stock options and 774,908 shares of common stock owned outright. Does not include an aggregate of 607,846 shares of our common stock issuable to Mr. Nicastro in monthly installments over the 10 years following his retirement or death, pursuant to the terms of his Employment Agreement.

(8)
Includes an aggregate of 2,812,382 shares of common stock underlying stock options, 273,324 shares of common stock underlying convertible preferred stock, and 50,000 shares of common stock underlying warrants.

PROPOSAL 1 — ELECTION OF CLASS III DIRECTORS

    Our Board of Directors is divided into three classes. Directors are elected for staggered three-year terms to succeed those directors whose terms expire.

    Upon the recommendation of the Nominating Committee, the following three (3) directors are nominated for election to serve as Class III Directors until our 2005 annual meeting of stockholders and until their respective successors are elected and shall qualify. All of the nominees are currently Class III Directors, whose term expires at the annual meeting. If any of the nominees are unable to serve or refuse to serve as directors, an event which the Board does not anticipate, the proxies will be voted in favor of those nominees who do remain as candidates, except as you otherwise specify, and may be voted for substituted nominees.

Name of Class III Director Nominee (Age)	Position with Company and Principal Occupation	Director Since
Harold H. Bach, Jr. (69)	Director	1996
Richard D. White (47)	Director; Managing Director, CIBC Capital Partners	1996
Gerald O. Sweeney, Jr. (49)	Director; Attorney, Lord, Bissell & Brook	1996

    HAROLD H. BACH, JR. joined our Board in 1996. Mr. Bach served as our Executive Vice President — Chief Financial Officer from April 2001 to September 28, 2001, when he retired. He served us as Executive Vice President — Finance and Chief Financial Officer from 1996 to April 2001. Mr. Bach served as our Senior Vice President — Finance and Chief Financial Officer from 1990 to 1996, and he served as Treasurer from 1994 to April 2001. Mr. Bach also served as Vice President — Finance, Chief Financial and Chief Accounting Officer of WMS for over five years until September 1999. Mr. Bach was a partner in the accounting firms of Ernst & Young (1989-1990) and Arthur Young & Company (1967-1989).

    RICHARD D. WHITE joined our Board in 1996. He has been a Managing Director of CIBC Capital Partners, New York, New York, an affiliate of CIBC World Markets Corp. and its predecessor, for over five years. Mr. White is a director of Vestcom International, Inc.

    GERALD O. SWEENEY, JR. joined our Board in 1996. He has been a member of the law firm Lord, Bissell & Brook, Chicago, Illinois for over five years.

    The remaining incumbent directors, whose terms of office have not expired, are as follows:

Class I Directors: Term expiring at our 2004 Annual Meeting

Name of Director (Age)	Position with Company and Principal Occupation	Director Since
Neil D. Nicastro (45)	Chairman of the Board, President, Chief Executive Officer and Chief Operating Officer	1988
William C. Bartholomay (73)	Director; President of Near North National Group	1996
Norman J. Menell (70)	Director; Vice Chairman of the Board of WMS Industries Inc.	1996
Louis J. Nicastro (73)	Director; Chairman of the Board of WMS Industries Inc.	1988

    NEIL D. NICASTRO joined our Board in 1988 and has been our President and Chief Operating Officer since 1991. In 1996, Mr. Nicastro became Chairman of the Board and Chief Executive Officer, having served as Co-Chief Executive Officer since 1994. Mr. Nicastro also served in other executive positions for us in the past. Mr. Nicastro has served as a director of WMS Industries Inc., our former parent company, since 1986 and as consultant to WMS since April 1998. Mr. Nicastro became sole Chief Executive Officer of WMS in 1996, Co-Chief Executive Officer in 1994, President in 1991 and Chief Operating Officer in 1991. Mr. Nicastro resigned his officerships with WMS in April 1998.

    WILLIAM C. BARTHOLOMAY joined our Board in 1996. He has been President of Near North National Group, insurance brokers in Chicago, Illinois for more than five years. He has served as Vice Chairman of Turner Broadcasting System, Inc., a division of AOL-Time Warner, Inc. since 1994, having also held that office during the period 1976-1992. He is Chairman of the Board of the Atlanta Braves baseball team. Mr. Bartholomay is a director of WMS.

    NORMAN J. MENELL joined our Board in 1996. He has been Vice Chairman of the Board of WMS since 1990 and is a director of WMS. He previously held various executive offices at WMS from 1981 to 1990, including President.

    LOUIS J. NICASTRO joined our Board in 1988. He was the Chief Executive Officer of WMS from April 1998 until June 2001 and was also its President from April 1998 to April 2000. He has served as Chairman of the Board of WMS since its incorporation in 1974. Mr. Nicastro also served WMS as Chief Executive Officer or Co-Chief Executive Officer from 1974 to 1996 and as President (1985-1988, 1990-1991), among other executive positions. Mr. Nicastro also served as Chairman of the Board and Chief Executive Officer of WHG Resorts & Casinos Inc. and its predecessors from 1983 until January 1998. He also served as our Chairman of the Board and Chief Executive Officer or Co-Chief Executive Officer from 1988 to 1996 and our President from 1988 to 1991.

Class II Directors: Term expiring at our 2003 Annual Meeting

Name of Director (Age)	Position with Company and Principal Occupation	Director Since
Kenneth J. Fedesna (52)	Executive Vice President — Product Development and Director	1996
William E. McKenna (82)	Director; General Partner, MCK Investment Company	1996
Harvey Reich (72)	Director; Attorney	1996
Ira S. Sheinfeld (63)	Director; Attorney, Squadron, Ellenoff, Plesent & Sheinfeld LLP	1996

    KENNETH J. FEDESNA joined our Board in 1996. He has been our Executive Vice President — Product Development since May 2000 and was our Executive Vice President — Coin-Op Video from 1996 until May 2000. Mr. Fedesna served as our Vice President and General Manager from 1988 to 1996. He also served as Vice President and General Manager of Williams Electronics Games, Inc., a subsidiary of WMS, for over five years until August 1999.

    WILLIAM E. MCKENNA joined our Board in 1996. He has served as a General Partner of MCK Investment Company, Beverly Hills, California for over five years. He also is a director of Drexler Technology Corporation and WMS.

    HARVEY REICH joined our Board in 1996. He was a member of the law firm of Robinson Brog Leinwand Greene Genovese & Gluck, P.C., New York, New York and its predecessor firms for over five years until his retirement from that firm in July 1998. He is a director of WMS.

    IRA S. SHEINFELD joined our Board in 1996. He has been a member of the law firm of Squadron, Ellenoff, Plesent & Sheinfeld LLP, New York, New York for over five years. He is a director of WMS.

Required Vote

    The affirmative vote of a plurality of the shares of our common stock present in person or by proxy at the annual meeting is required to elect the Class III directors.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES FOR ELECTION AS CLASS III DIRECTORS.

The Board of Directors

    The Board of Directors is responsible for managing our overall affairs. To assist it in carrying out its duties, the Board has delegated specific authority to several committees. Nine of our eleven directors are neither officers nor employees of Midway.

    During fiscal 2001, the Board held eight meetings. Each director attended at least 75% of the aggregate number of meetings of the Board and all committees on which he served during the fiscal year.

Director Compensation

    We pay a fee of $32,500 per year to each director who is not also our employee. Each director who serves as the chairman of any committee of the Board receives a further fee of $2,500 per year for his services in that capacity and each member of our Audit Committee receives an additional fee of $2,500 per year. None of our directors received stock options in fiscal 2001.

Committees of the Board of Directors

    The Audit Committee is currently composed of four independent directors (as independence is defined in Section 303.01(B) of the NYSE listing standards): Messrs. McKenna (Chairman), Bartholomay, Sheinfeld and White. This Committee meets periodically with the independent auditors and internal personnel to consider the adequacy of internal accounting controls, to receive and review the recommendations of the independent auditors, to recommend the appointment of auditors, to review the scope of the audit and the compensation of the independent auditors, to review our consolidated financial statements and, generally, to review our accounting policies and to resolve potential conflicts of interest. The Board has adopted a written charter for this committee, and a copy of the charter was included as an appendix to last year's proxy statement. The report of this committee is set forth later in this proxy statement. During fiscal 2001, this Committee held two meetings.

    The Nominating Committee is currently composed of Messrs. N.D. Nicastro (Chairman) and Bartholomay. This Committee makes recommendations about the nomination of candidates for election to the Board and does not consider recommendations from stockholders. During fiscal 2001, this Committee did not hold any meetings, taking all action by the unanimous written consent of its members.

    The Stock Option Committee is currently composed of Messrs. Reich (Chairman) and McKenna. This Committee determines the timing, pricing and the amount of option grants to be made under the provisions of our stock option plans. The joint report of this Committee and the Compensation Committee is set forth later in this proxy statement. During fiscal 2001, this Committee held five meetings.

    The Compensation Committee is currently composed of Messrs. Bartholomay (Chairman), McKenna and Reich. This Committee makes recommendations regarding the compensation of senior management personnel. The joint report of this Committee and the Stock Option Committee is set forth later in this proxy statement. During fiscal 2001, this Committee held one meeting.

Compensation Committee Interlocks and Insider Participation

    No member of our Compensation Committee or Stock Option Committee is an employee or officer of Midway, and no officer, director or other person had any relationship required to be disclosed here, except that Mr. Bartholomay, one of the members of our Compensation Committee, is President of Near North National Group, insurance brokers, which we retain to provide insurance services.

EXECUTIVE OFFICERS

    The following individuals were elected to serve in the capacities set forth below until the 2002 Annual Meeting of the Board of Directors and until their respective successors are elected and shall qualify.

Name	Age	Position
Neil D. Nicastro	45	Chairman of the Board of Directors, President, Chief Executive Officer and Chief Operating Officer
Kenneth J. Fedesna	52	Executive Vice President — Product Development
Thomas E. Powell	40	Executive Vice President — Finance, Treasurer and Chief Financial Officer
Deborah K. Fulton	38	Vice President, Secretary and General Counsel

    The principal occupation and employment experience of each of Messrs. Nicastro and Fedesna during the last five years is set forth on pages 5 and 6 above.

    MR. POWELL joined us as Executive Vice President — Finance and Treasurer in April 2001. On September 28, 2001, he became our Executive Vice President — Finance, Treasurer and Chief Financial Officer. From June 1997 to February 2001, Mr. Powell was employed by Dade Behring, Inc., a manufacturer of medical equipment, serving most recently as Vice President of Corporate Business Development, Strategic Planning. From 1991 to May 1997, he was employed by Frito-Lay, a division of PepsiCo, Inc., ultimately serving as Director of Finance.

    MS. FULTON has served as our Vice President, Secretary and General Counsel since May 2000. She was employed by us as Senior Counsel from March 1998 until May 2000 and by WMS as Senior Counsel from 1994 to March 1998. Formerly, she was employed by the law firm of Gardner Carton & Douglas from 1988 until 1994.

EXECUTIVE COMPENSATION

    The Summary Compensation Table below sets forth the compensation earned during the fiscal years ended June 30, 2001, 2000 and 1999 by our Chief Executive Officer and our four next most highly compensated executive officers whose fiscal 2001 salary and bonus exceeded $100,000. The compensation of Messrs. Bach and Fedesna shown on the table for fiscal 2000 and 1999 reflects their compensation for service in all capacities for both WMS and Midway. Compensation paid to these executive officers in these years was paid by either WMS or Midway and was reimbursed by, or to, us in amounts equal to our allocated cost under an agreement between WMS and us. We believe that during fiscal 1999 each of Messrs. Bach and Fedesna, from time to time, devoted between 40% and 70% of their efforts to Midway. In fiscal 2000, these executive officers, from time to time, devoted between 30% and 100% of their efforts to Midway.

SUMMARY COMPENSATION TABLE

Long Term Compensation Awards
Annual Compensation
Name and Principal Position								Securities Underlying Options(#)(1)		All Other Compensation($)
	Year	Salary($)		Bonus($)		Other($)
Neil D. Nicastro Chairman of the Board and Chief Executive Officer, President and Chief Operating Officer	2001 2000 1999	— 600,000 600,000	(2)	— — 202,700	(3)	2,091 1,811 1,679	(4) (4) (4)	— 450,000 911,850	(2)	167,868 134,500 131,842	(5) (5) (5)
Harold H. Bach, Jr Executive Vice President — Chief Financial Officer(6)	2001 2000 1999	315,000 315,000 315,000		— — —		— — —		— 50,000 43,842		— — —

Byron C. Cook Vice-Chairman of the Board(7)	2001 2000 1999	325,000 325,000 325,000	— — —	3,450 3,950 3,423	(8) (8) (8)	— 50,000 284,955	— — —
Kenneth J. Fedesna Executive Vice President — Product Development	2001 2000 1999	325,000 325,000 325,000	— — —	2,500 2,500 2,500	(4) (4) (4)	— 50,000 29,229	— — —
Deborah K. Fulton Vice President, Secretary and General Counsel	2001 2000 1999	180,000 154,846 141,000	— 20,000 16,000	— — —		— 50,000 1,461	— — —

(1)
Grants of Midway stock options in fiscal 1999 were from the 1998 Stock Incentive Plan, which required certain purchases of our common stock by these officers.

(2)
On May 4, 2000, our board granted to Mr. Nicastro an option to purchase 300,000 shares of our common stock in lieu of his salary for fiscal 2001, which he has waived. The option is exercisable on or after June 30, 2001 and expires on June 30, 2005. The exercise price is $7.00 per share.

(3)
Mr. Nicastro's employment agreement with us permits him to receive advances against estimated bonus payments. Advances were made in the first six months of fiscal 2000 for bonuses accrued that were reversed in the second six months of fiscal 2000 totaling $984,000. Mr. Nicastro will repay these advances out of future compensation that Mr. Nicastro becomes entitled to receive. See "Certain Relationships and Related Transactions — Other Related Party Transactions".

(4)
Represents life insurance premiums.

(5)
Represents accruals for contractual retirement benefits. See "Employment Agreements" below.

(6)
Resigned as Executive Vice President — Chief Financial Officer effective at the close of business on September 28, 2001.

(7)
Resigned from all offices and as a director effective September 30, 2001.

(8)
Represents matching contributions to Mr. Cook's 401(k) account.

Stock Options

    During fiscal 2001, we did not grant any options to purchase common stock under our stock option plans to the persons named in the Summary Compensation Table.

    The following table sets forth information with respect to the number and assumed values of options to purchase common stock owned by the executive officers named in the Summary Compensation Table.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at 6/30/01(#) Exercisable(E)/ Unexercisable(U)	Value of Unexercised In-the-Money Options at 6/30/01($)(1) Exercisable(E)/ Unexercisable(U)
Neil D. Nicastro	—	—	1,891,850(E)/120,000(U)	13,564,425(E)/510,000(U)
Harold H. Bach, Jr.	—	—	203,842(E)/ 40,000(U)	640,341(E)/170,000(U)
Byron C. Cook	—	—	444,955(E)/ 40,000(U)	3,172,028(E)/170,000(U)
Kenneth J. Fedesna	—	—	189,229(E)/ 40,000(U)	486,905(E)/170,000(U)
Deborah K. Fulton	—	—	27,461(E)/ 39,000(U)	89,841(E)/370,500(U)

(1)
Based on the closing price of our common stock on the NYSE on June 30, 2001, which was $18.50 per share.

    We have adopted a 2000 Non-Qualified Stock Option Plan, a 1999 Stock Option Plan, a 1998 Stock Incentive Plan, a 1998 Non-Qualified Stock Option Plan and a 1996 Stock Option Plan (collectively, the "Plans"). The plans provide for the granting of stock options to our directors, officers, employees, consultants and advisors. The 1998 Stock Incentive Plan required that participants purchase shares of our common stock at the market price in order to be eligible to receive options. The plans are intended to encourage stock ownership by our directors, officers, employees, consultants and advisors and thereby enhance their proprietary interest in us. Subject to the provisions of the plans, the Stock Option Committee determines which of the eligible directors, officers, employees, consultants and advisors receive stock options, the terms, including applicable vesting periods, of the options, and the number of shares for which options are granted.

    The option price per share with respect to each option is determined by the Stock Option Committee and generally is not less than 100% of the fair market value of our common stock on the date the option is granted. The Plans each have a term of ten years, unless terminated earlier.

    As of December 3, 2001: under the 1996 Stock Option Plan, 1,938,251 options were outstanding, and 34,807 further options were available for grant; under the 1998 Non-Qualified Stock Option Plan, 581,404 options were outstanding, and 148,196 further options were available for grant; under the 1998 Stock Incentive Plan, 1,285,220 options were outstanding, and 239,678 further options were available for grant; under the 1999 Stock Option Plan, 1,716,400 options were outstanding, and 11,500 further options were available for grant; and under the 2000 Non-Qualified Stock Option Plan, 956,509 options were outstanding, and 1,500 further options were available for grant. The average exercise price of outstanding options, at December 3, 2001, was approximately $12.74 per share. Of the 6,477,784 options outstanding, 3,721,382 were held by officers and directors of Midway (including 2,311,850 held by Neil D. Nicastro).

JOINT REPORT OF THE COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE ON FISCAL 2001 EXECUTIVE COMPENSATION

    The Compensation Committee is responsible for making recommendations to the Board of Directors regarding the compensation of senior management personnel. To the extent that stock options form a portion of a compensation package, the Compensation Committee works together with the Stock Option Committee, which is responsible for making stock option grants and awards.

    It is the policy of the Compensation and Stock Option Committees to provide attractive compensation packages to senior management so as to motivate them to devote their full energies to our success, to reward them for their services and to align the interests of senior management with the interests of stockholders. Our executive compensation packages are comprised primarily of base salaries, annual contractual and discretionary cash bonuses, stock options, and retirement and other benefits. It is the philosophy of the Compensation Committee that Midway be staffed with a small number of well-compensated senior management personnel.

    In general, the level of base salary is intended to provide appropriate basic pay to senior management taking into account their historical contributions to our success, each person's unique value and the recommendation of the Chief Executive Officer. The amount of any discretionary bonus is subjective but is generally based on our actual financial performance in the preceding fiscal year, the special contribution of the executive to this performance and the overall level of the executive's compensation including other elements of the compensation package. Contractual bonuses are likewise designed to give effect to one or more of these factors. We also have used stock options, which increase in value only if our common stock increases in value, and which terminate a short time after an executive leaves, as a means of long-term incentive compensation. The Stock Option Committee determines the size of stock option grants to our executive officers and other employees on an individual, discretionary basis in consideration of financial corporate results and each recipient's performance, contributions and responsibilities without assigning specific weight to any of these factors.

    Our CEO, Neil D. Nicastro, under a negotiated formula set forth in his employment agreement, receives a salary, a bonus of a percentage of our pre-tax income and various retirement and other benefits. Mr. Nicastro's employment agreement reflects the same compensation philosophy described above.

    The Omnibus Budget Reconciliation Act of 1993 (the "Budget Act") generally provides that publicly-held corporations will only be able to deduct, for income tax purposes, compensation paid to the chief executive officer or any of the four most highly paid senior executive officers in excess of one million dollars per year if it is paid pursuant to qualifying performance-based compensation plans approved by stockholders. Compensation as defined by the Budget Act includes, among other things, base salary, incentive compensation and gains on stock option transactions. Total compensation of some of our officers may be paid under plans or agreements that have not been approved by stockholders and may exceed one million dollars in a particular fiscal year. We will not be able to deduct these excess payments for income tax purposes. The Compensation Committee intends to consider, on a case by case basis, how the Budget Act will affect our compensation plans and contractual and discretionary cash compensation.

The Compensation Committee William C. Bartholomay, Chairman Harvey Reich William E. McKenna	The Stock Option Committee Harvey Reich, Chairman William E. McKenna

CORPORATE PERFORMANCE GRAPH

    The following graph compares, for the period beginning October 29, 1996 (the date trading of our common stock on the NYSE commenced) and ending June 30, 2001, the yearly percentage change in cumulative total stockholder return on our common stock with that of (1) the Standard and Poor's 500 Stock Index ("S&P 500") and (2) the Standard and Poor's Leisure Time Index ("S&P Leisure"). The graph assumes an investment of $100 on October 29, 1996 in our common stock and $100 invested at that time in each of the indexes and the reinvestment of dividends where applicable.

[GRAPH OMITTED]

	10/30/96	06/30/97	06/30/98	06/30/99	06/30/00	06/30/01
/*/ Midway	$100	$102	$74	$62	$38	$88
— S&P 500	$100	$128	$167	$204	$219	$187
• S&P-Leisure	$100	$122	$147	$119	$64	$81

EMPLOYMENT AGREEMENTS

    We employ Neil D. Nicastro under the terms of an Employment Agreement dated as of July 1, 1996. The agreement was amended on March 5, 1998, November 5, 1999, May 4, 2000 and October 30, 2000. Mr. Nicastro's base salary is $600,000. The agreement provides for bonus compensation in an amount equal to two percent of our pre-tax income. The employment agreement expires October 30, 2004, subject to automatic extensions in order that the term of Mr. Nicastro's employment shall at no time be less than three years. In the October 30, 2000 amendment, Mr. Nicastro converted the form of his retirement and death benefits from cash to Midway common stock. As amended, the employment agreement provides that upon Mr. Nicastro's retirement or death, Midway is required to deliver to Mr. Nicastro or his designee, or if no designation is made, to his estate, on the first day of each month, for a period of ten years, 5,065 shares of our common stock (subject to adjustment pursuant to the terms of the employment agreement). This benefit is payable notwithstanding Mr. Nicastro's termination of employment for any reason.

    The employment agreement provides that Mr. Nicastro shall devote such time to our business and affairs as is reasonably necessary to perform the duties of his position. Mr. Nicastro may continue to serve as a director of and consultant to WMS as he deems appropriate.

    The employment agreement also provides that Mr. Nicastro may participate and receive the benefits of all pension and retirement plans, bonus plans, health, life, hospital, medical and dental insurance (including reimbursement for all medical and dental expenses incurred by him, his spouse and his children under the age of twenty-one, to the extent that these expenses are not otherwise reimbursed by insurance provided by us) and all other employee benefits and perquisites generally made available to our employees. Additionally, we currently provide Mr. Nicastro with $2,000,000 of life insurance coverage in addition to the standard amount provided to our employees.

    Mr. Nicastro's employment agreement further provides for full compensation during periods of illness or incapacity. We may, however, give 30 days' notice of termination if illness or incapacity disables Mr. Nicastro from performing his duties for a period of more than six months. The termination notice becomes effective if full performance is not resumed within 30 days after the notice is given and maintained for a period of two months thereafter. The employment agreement may be terminated at the election of Mr. Nicastro upon the occurrence without his consent or acquiescence of any one or more of the following events:

  •
  the placement of Mr. Nicastro in a position of lesser stature or the assignment to Mr. Nicastro of duties, performance requirements or working conditions significantly different from or at variance with those presently in effect;

  •
  the treatment of Mr. Nicastro in a manner which is in derogation of his status as a senior executive;

  •
  the cessation of service of Mr. Nicastro as a member of our board of directors;

  •
  the discontinuance or reduction of amounts payable or personal benefits available to Mr. Nicastro under the agreement; or

  •
  the requirement that Mr. Nicastro work outside his agreed upon metropolitan area.

    In any such event, and in the event that we are deemed to have wrongfully terminated Mr. Nicastro's employment agreement under the terms thereof, we are obligated (a) to make a lump sum payment to Mr. Nicastro equal in amount to the sum of the aggregate base salary during the remaining term of his employment agreement (but in no event less than three times the highest base salary payable to him during the one-year period prior to such event), the aggregate bonus (assuming that Midway pre-tax income during the remainder of the term of the employment agreement is earned at the highest level achieved in any of the last five full fiscal years prior to such termination) and the retirement benefit (assuming the date of termination is his retirement date) otherwise payable under the terms of the employment agreement and (b) to purchase at the election of Mr. Nicastro all stock options held by him with respect to our common stock at a price equal to the spread between the option price and the fair market price of the stock as defined in the agreement. The employment agreement may also be terminated at the election of

Mr. Nicastro if individuals who presently constitute the board of directors, or successors approved by board members, cease for any reason to constitute at least a majority of the board. Upon such an event, we may be required to purchase the stock options held by Mr. Nicastro and make payments similar to those described above.

    If any portion of the amount paid to Mr. Nicastro is subject to the excise tax imposed by Section 4999 of the Code, then we must pay additional compensation to Mr. Nicastro to the extent necessary to eliminate the economic effect on him of the resulting excise tax.

    Harold H. Bach, Jr. was employed by us under the terms of an employment agreement dated as of May 24, 1999. This agreement provided for salaried compensation at the base rate of $315,000 per year. It also provided for, among other things, full participation in all benefit plans and perquisites generally available to executive employees. We agreed with Mr. Bach to terminate the agreement effective at the close of business on September 28, 2001, with separation payments to be made through December 31, 2004 at the same rate as Mr. Bach's base salary. Mr. Bach's stock options and health and life insurance benefits will remain in force.

    Kenneth J. Fedesna is employed by us under the terms of an employment agreement dated as of June 1, 1999. This agreement provides for salaried compensation at the rate of $325,000 per year, or a greater amount as may be determined by the board of directors. It also provides for, among other things, full participation in all benefit plans and perquisites generally available to executive employees. The agreement requires that we provide Mr. Fedesna with $400,000 in additional life insurance coverage. The agreement expires on June 30, 2002, subject to automatic extensions so that the term of Mr. Fedesna's employment shall at no time be less than three years. Either party may terminate the agreement effective upon expiration of the term upon written notice from the terminating party to the other party dated and received at least three years prior to the respective termination date. We may terminate the agreement upon 30 days' written notice for cause. Mr. Fedesna may terminate the agreement if (a) he is placed in a position of lesser stature; (b) he is assigned duties significantly different from or incompatible with his position; (c) his performance requirements or working conditions change; or (d) the business facility at which he is required to work is relocated more than 50 miles from our present business location. Mr. Fedesna may also terminate the agreement if the individuals who presently constitute the board of directors, or successors approved by these board members, cease for any reason to constitute at least a majority of the board. If this happens, and Mr. Fedesna gives us notice of termination within 60 days, then in lieu of any other rights under the agreement, all of Mr. Fedesna's unvested stock options will immediately vest, and we will be required to pay him a lump sum of three times his base salary. If any portion of the amount paid to Mr. Fedesna is subject to the excise tax imposed by Section 4999 of the Code, then we must pay additional compensation to Mr. Fedesna to the extent necessary to eliminate the economic effect on him of the resulting excise tax.

    Deborah K. Fulton is employed by us under the terms of an employment agreement dated as of May 8, 2000. This agreement provides for salaried compensation at the rate of $180,000 per year, or a greater amount as may be determined by the board of directors. It also provides for, among other things, full participation in all benefit plans and perquisites generally available to executive employees. The agreement requires that we provide Ms. Fulton with $400,000 in additional life insurance coverage. The agreement expires on May 7, 2002, subject to automatic extensions so that the term of Ms. Fulton's employment shall at no time be less than two years. Either party may terminate the agreement effective upon expiration of the term by written notice dated and received at least two years prior to the termination date. We may also terminate the agreement upon 30 days' written notice for cause. Ms. Fulton may also terminate the agreement if the individuals who presently constitute the board of directors, or successors approved by these board members, cease for any reason to constitute at least a majority of the board. If this happens, and Ms. Fulton gives us notice of termination within 60 days, then in lieu of any other rights under the agreement, all of Ms. Fulton's unvested stock options will immediately vest, and we will be required to pay her a lump sum of two times her base salary. If any portion of the amount paid to Ms. Fulton is subject to the excise tax imposed by Section 4999 of the Code, then we must pay additional compensation to Ms. Fulton to the extent necessary to eliminate the economic effect on her of the resulting excise tax.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationship with WMS

    Until October 29, 1996, we were a wholly-owned subsidiary of WMS Industries. On that date, we sold common stock in an initial public offering, but WMS continued to own 86.8% of our common stock. On April 6, 1998, WMS distributed all of its shares of our common stock to its stockholders. Seven of our directors are also directors of WMS, including our Chairman and Chief Executive Officer, Neil D. Nicastro, and his father, Louis J. Nicastro. Louis J. Nicastro is the Chairman of the Board of WMS. Neil D. Nicastro is also a consultant to WMS.

    In August 2001, we entered into a lease of WMS's building at 2704 Roscoe Street in Chicago Illinois, into which we have moved our executive offices. The lease term is five years, and we may renew the lease for two successive terms of three years each. Under the lease, we pay $7.25 per square foot per year, based on the number of square feet that we occupy. We currently occupy approximately 9,743 square feet in the building, but the parties expect that we will occupy the entire building, 28,500 square feet, beginning in the spring of 2002.

    In connection with our spinoff from WMS, we entered into a number of agreements with WMS, each dated as of April 6, 1998. Under a Settlement and Temporary Services Agreement, dated as of August 31, 2001, we have amended some of these agreements. The remaining material agreements between WMS and us dated as of April 6, 1998, as so amended, are described below:

    Information Systems Service Agreement.  WMS provides us with access to its AS-400 computer system and related services and computer systems for some of our computing needs, including order entry, financial and manufacturing modules, marketing and sales and engineering (including engineering documentation and blueprint systems) as well as support for these computer systems. We pay WMS at a fixed rate for monthly services. The term of the agreement expires December 31, 2001, with an option for a three-month extension.

    Confidentiality and Non-Competition Agreement.  Under this agreement, WMS or we may designate business information as confidential, and the other party must use its best efforts to keep this information confidential. The agreement also includes a five-year non-competition clause, which expires in April 2003.

    Right of First Refusal Agreement.  WMS granted us the right of first refusal with respect to any offer to WMS to purchase a WMS parking lot behind the building located at 3325 North California Avenue, Chicago, Illinois, so long as the offer is not made in connection with the sale of substantially all of WMS' stock or assets and business as a going concern. The term of the agreement expires April 5, 2008.

    Third Parties Agreement.  This agreement governs the treatment of the various arrangements with third parties with respect to game development, licensing and other matters. Under the agreement, WMS and we allocate the rights and obligations under third party arrangements so that the party receiving the benefit will bear the burden of those agreements. The agreement shall remain in effect so long as any prior third party arrangements remain outstanding.

    Tax Separation Agreement.  Until April 1998, we were a member of the consolidated group of corporations of which WMS was the common parent for federal income tax purposes. Therefore, we are jointly and severally liable for any federal tax liability of the WMS group for the period that we were part of the WMS group. The agreement sets forth the parties' respective liabilities for federal, state and local taxes as well as other agreements regarding the separation of Midway and its subsidiaries from WMS. The agreement governs, among other things, (a) the filing of tax returns with federal, state and local authorities, (b) the carryover of any tax benefits of Midway, (c) the treatment of the deduction attributable to the exercise of stock options to purchase WMS common stock which are held by employees or former employees of Midway and any other similar compensation related tax deductions, (d) the treatment of specified net operating loss carrybacks, (e) the treatment of audit adjustments and (f) procedures with respect to any proposed audit adjustment or other claim made by any taxing authority with respect to a tax liability of Midway or any of its subsidiaries.

    Tax Indemnification Agreement.  This agreement provides for indemnification if our April 1998 spin-off from WMS failed to qualify under Section 355 of the Code. Each of the parties agreed, among other things, that for a period of two years after the spin-off, each would continue active conduct of its historic trade or business. We will indemnify WMS if our action causes the spin-off to fail to qualify under Section 355 of the Code, against any federal, state and local taxes, interest, penalties and additions to tax imposed upon or incurred by the WMS Group or any member. WMS will indemnify us against federal, state and local taxes, interest, penalties and additions to tax resulting from the spin-off, other than liabilities for which we are required to indemnify WMS.

    We also have the following agreements with WMS:

    Tax Sharing Agreement.  This agreement is dated July 1, 1996 and remains in effect, except to the extent described in the Tax Separation Agreement referred to above. Under this agreement, WMS and we have agreed upon a method for (a) determining the amount that we must pay to WMS in respect of federal income taxes; (b) compensating any member of the WMS Group for use of its net operating losses, tax credits and other tax benefits in arriving at the WMS Group tax liability as determined under the federal consolidated return regulations; and (c) providing for the receipt of any refund arising from a carryback of net operating losses or tax credits from subsequent taxable years and for payments upon subsequent adjustments.

    Patent License Agreement.  This agreement is dated July 1, 1996. WMS and we each license to the other, on a perpetual, royalty-free basis, some patents used in the development and manufacture of both coin-operated videogames and video lottery terminals and other gaming machines.

Other Related Party Transactions

    Under his employment agreement with us, Neil D. Nicastro received $984,000 of advances for a bonus accrued in the first six months of fiscal 2000 and later reversed. This amount will be repaid, without interest, out of future compensation to which Mr. Nicastro becomes entitled.

    Mr. Ira S. Sheinfeld, a member of our Board of Directors, is a member of the law firm of Squadron, Ellenoff, Plesent & Sheinfeld LLP, which we retain to provide tax services.

    Mr. Richard D. White, a member of our Board of Directors, is a Managing Director of CIBC Capital Partners, an affiliate of CIBC World Markets Corp., which renders financial advisory services to us from time to time, and which was an underwriter of our 1999 public offering and 1996 initial public offering.

    Mr. Gerald O. Sweeney, Jr., a member of our Board of Directors, is a member of the law firm of Lord, Bissell & Brook, which performs legal services for Midway from time to time.

    William C. Bartholomay, a member of our Board of Directors, is President of Near North National Group, insurance brokers, which we retain to provide insurance services.

PROPOSAL 2 — APPROVAL OF ISSUANCE OF COMMON STOCK UPON CONVERSION OF SERIES B CONVERTIBLE PREFERRED STOCK AND EXERCISE OF WARRANTS

    You are being asked to approve the issuance of shares of our common stock upon the conversion of shares of our Series B Convertible Preferred Stock ("preferred stock") and exercise of related warrants that we issued in a private placement. The New York Stock Exchange rules require stockholder approval prior to the issuance of a number of shares of our common stock in excess of 20% of our outstanding common stock. Currently, the number of shares that would be issued if all of the preferred stock and warrants were converted is less than this 20% threshold and would not require stockholder approval. In the future, under some circumstances described below, the number of shares of our common stock issuable upon conversion and exercise of these securities could increase to an amount which would require us to obtain stockholder approval. Therefore, we have agreed with the purchasers of the preferred stock and warrants that we would seek your approval in advance.

Private placement of preferred stock and warrants.

    On May 22, 2001, for a total purchase price of $42,000,000, we issued 4,200 shares of our Series B Convertible Preferred Stock ("preferred stock") and 1,050,000 three-year common stock purchase warrants in a private placement. Two institutional investors purchased 4,000 shares of preferred stock and 1,000,000 warrants, and Neil D. Nicastro, our Chief Executive Officer, purchased 200 shares of preferred stock and 50,000 warrants. The 4,200 shares of preferred stock are convertible until November 21, 2003, subject to limited redemption rights, into 4,501,608 shares of our common stock at an initial conversion price of $9.33 per common share. The exercise price of the warrants is $9.33 per share. On May 22, 2001, we also issued five-year warrants to purchase 555,161 shares of our common stock at an exercise price of $9.33 to the placement agent of the private placement.

    The three investors in the private placement also had the right, which they exercised, to purchase an additional 1,312.5 shares of the preferred stock for a total purchase price of $13,125,000. We issued these shares on August 21, 2001. The 1,312.5 additional shares of preferred stock are convertible until November 21, 2003, subject to limited redemption rights, into 1,238,208 shares of our common stock at a conversion price of $10.60 per share. We also issued to the placement agent five-year warrants to purchase an additional 123,821 shares of our common stock. The exercise price of these warrants is $10.60 per share.

    The purpose of the private placement was to raise funds to complete the development of, and to introduce, videogames for the next-generation home videogame platforms. The net proceeds of the private placement were approximately $51.8 million.

    The conversion of the 5,512.5 shares of preferred stock and the exercise of all of the warrants described above would currently result in the issuance of an aggregate of 7,468,797 shares of our common stock, equal to approximately 19.8% of our common stock outstanding on May 22, 2001.

Adjustment of the number of shares of common stock to be issued.

    On May 21, 2002, unless they are converted earlier, the conversion price of the initial 4,200 shares of preferred stock described above will be adjusted (the "First Anniversary Adjustment"). The new conversion price will be the average of the closing bid prices of our common stock for the period from May 22, 2001 to May 21, 2002, but not less than a contractual minimum conversion price of $4.24 nor more than a maximum conversion price of $11.45. See "Summary of the terms of the preferred stock — Conversion" below. If the actual average closing bid price of our common stock for that period were to be below $9.33 per share, the maximum number of shares of common stock issuable upon conversion of the preferred stock would increase.

    In addition, other adjustments ("Anti-dilution Adjustments") will be made to our preferred stock conversion price and warrant exercise price if dilutive events specified in the certificate of designations for the preferred stock or warrant agreements occur before the conversion of the preferred stock and exercise of the warrants. These events include stock splits, stock dividends and sales of common stock or securities convertible into common stock at prices lower than the conversion price of the preferred stock. If any of these events occur, the maximum number of shares of common stock issuable upon conversion of the preferred stock and exercise of the warrants described above would increase.

The New York Stock Exchange 20% rule.

    Our common stock is listed on the New York Stock Exchange. The NYSE listing rules require that before we issue a number of shares equal to 20% or more of the outstanding shares of our common stock in any transaction or series of transactions, we must obtain stockholder approval. As described above, future downward adjustments to the conversion price of the preferred stock or exercise price of the warrants could result in the number of shares of our common stock issuable upon conversion and exercise of these securities to equal 20% or more of the shares of our common stock which were outstanding on May 22, 2001, the date of the initial issuance of the preferred stock.

    Our agreements with the purchasers of the preferred stock require us to use our best efforts to obtain stockholder approval by March 31, 2002 so that, in case there is an adjustment, we will be able to issue all the necessary common stock without violating the NYSE stockholder approval rules. Accordingly, we are submitting this matter for stockholder approval at our annual meeting.

    Currently, the maximum number of shares of our common stock that could be issued upon conversion of all of the preferred stock and exercise of all of the warrants is approximately 7.5 million shares, equal to approximately 19.8% of our common stock outstanding on May 22, 2001. The maximum number of shares that could be issued upon conversion and exercise because of the First Anniversary Adjustment is approximately 8.5 million shares, equal to approximately 22.4% of our common stock outstanding on May 22, 2001. Additional shares would also become issuable if there were any Anti-Dilution Adjustments.

    If we fail to obtain stockholder approval, and the number of shares issuable upon conversion of the preferred stock and exercise of the warrants were to exceed 20% of our common stock outstanding on May 22, 2001, then the holders of the preferred stock may require us to repurchase, at a premium, the portion of their preferred stock that exceeds the 20% maximum, and we would lose some of our rights under our agreements with the holders of the preferred stock. Under no circumstances will we issue shares of common stock upon conversion and exercise of the securities in excess of the 20% threshold unless we receive the stockholder approval contemplated by this proposal.

Summary of the terms of the preferred stock

    The following is a summary of the terms of the preferred stock:

    Dividends.  The preferred stock carries a cumulative dividend on the stated value, at the rate of 4% per annum, payable quarterly in arrears on the first day of April, July, October and January, commencing on July 1, 2001. The dividend accrues daily, beginning on the date of issuance of the preferred share. Our Board of Directors has elected to pay the dividends in cash. We may subsequently elect, upon 10 days notice prior to any dividend payment date, to pay dividends by adding the dividend amount to the stated value of the preferred stock.

    Conversion.  The holders have the right to convert the shares of preferred stock at any time after the date of issuance until November 21, 2003. The number of shares of our common stock to be issued upon conversion of each of the initial 4,200 shares of our preferred stock issued on May 22, 2001 is determined by dividing the stated value of $10,000 per share, plus any accrued and unpaid dividends, by the initial conversion price of $9.33 per common share. On May 21, 2002, unless they are converted earlier, the conversion price of these initial shares of preferred stock will be adjusted. The new conversion price will be the average of the closing bid prices of our common stock for the period from May 22, 2001 to May 21, 2002, but not less than a contractual minimum conversion price of $4.24 nor more than a maximum conversion price of $11.45. Based upon the actual closing bid prices of our common stock for the period from May 22, 2001 through November 30, 2001, however, even if the closing bid price of our common stock is $0.00 on each trading day between December 3, 2001 and May 21, 2002, the actual minimum conversion price could not be less than $7.65.

    The number of shares of our common stock to be issued upon conversion of each of the additional 1,312.5 shares of our preferred stock issued on August 21, 2001 is determined by dividing the stated value of $10,000 per share, plus any accrued and unpaid dividends, by the conversion price $10.60 per common share.

    The certificate of designations governing the preferred stock also contains provisions for the adjustment of the conversion price in the event a stock dividend or stock split is declared or any recapitalization, reorganization or similar transaction occurs. In addition, if we issue or sell shares of our common stock, or securities convertible into or exchangeable for shares of our common stock, for a consideration that is less than the conversion price of the preferred stock in effect immediately prior to such event, then the conversion price of the preferred stock will be reduced, depending on the kind of offering, to a price equal to the price paid upon that issuance or sale or by a weighted portion of the decrease based on the amount of our common stock sold. In addition, if we issue or sell securities convertible into or exchangeable for shares of our common stock for a variable consideration, the holders of the preferred stock may elect to substitute the variable consideration for the conversion price.

    The conversion price of the preferred stock will not be adjusted for an issuance of Common Stock occurring as a result of:

  •
  the conversion of the preferred stock;

  •
  the exercise of the warrants issued in connection with the preferred stock;

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  the exercise of stock options to be granted under our stock option plans; or

  •
  the exercise of currently outstanding stock options.

    No shares of common stock shall be issued to any one holder and its affiliates, as determined in accordance with Section 13(d) of the Securities Exchange Act, upon conversion of the preferred stock and exercise of the warrants, to the extent that the holder and its affiliates would hold in excess of 9.99% of our shares of common stock outstanding immediately after such issuance.

    Mandatory Redemption.  The preferred stock matures on November 22, 2003, at which time the outstanding preferred stock must be redeemed or converted. For preferred shares that we elect to redeem, the amount required to be paid will be equal to the stated value plus accrued and unpaid dividends. For preferred shares that we elect to convert, we will be required to issue shares of common stock valued at the average of the daily weighted average prices of our common stock during the 120 trading days immediately preceding the maturity date. If we wish to convert any preferred shares, then we must make that election 125 trading days before the maturity date. At the time of that election, a "floor" is established at 50% of the closing bid price of our common stock 126 trading days before the maturity date. For any day during the 120-day period that the weighted average price of our common stock falls below the floor, we will be required to redeem 1/120th of the stated value of the outstanding preferred stock for cash. If the stockholders fail to approve this proposal and the number of shares issuable upon conversion and exercise exceeds the 20% threshold, or if we breach our agreements with the holders of the preferred stock, we would lose our right to require conversion or redemption.

    Right of holders to require redemption.  If we breach our agreements with the holders of the preferred stock, or upon a change of control of Midway, the holders of the preferred stock may require us to repurchase the preferred stock at a premium. The premium is 25% above the stated value in the case of a change of control. The premium is 20% above the stated value upon the occurrence of default events including:

  •
  our failure to maintain the effectiveness of a registration statement covering all of the issuable common stock beyond permitted grace periods;

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  suspension from trading or failure of our common stock to be listed on the NYSE or the Nasdaq National Market for five consecutive trading days or for more than ten trading days in any 365-day period;

  •
  our statement of an intention not to comply with the conversion requirements of the preferred stock or our failure to deliver common stock upon conversion within the allowable time periods; and

  •
  our inability to issue shares over the 20% threshold because of the failure of stockholders to approve this proposal.

    The premium is 10% above the stated value upon our breach of any other agreement with, or representation or warranty made to, the selling stockholders, except if the breach would not have a material adverse effect on our business.

    Required Conversion.  We also have the right, during the six-month period from May 22, 2003 to the maturity date, to require the holders of the preferred stock to convert to common stock if the weighted average price of our common stock for 30 consecutive trading days during that six-month period is at or above $15.16, with respect to the initial preferred shares, and at or above $17.23 with respect to the additional preferred shares. If the stockholders fail to approve this proposal and the number of shares issuable upon conversion and exercise exceeds the 20% threshold, or if we breach our agreements with the holders of the preferred stock, we would lose rights to require conversion.

    Liquidation Preference.  In the event of our liquidation, the holders of the preferred stock will be entitled to a liquidation preference, after payment to holders of indebtedness and any securities senior in rank to the preferred stock, but before any amounts are paid to the holders of our Common Stock. The liquidation preference for each share is equal to stated value, plus accrued and unpaid dividends and any default interest.

    Voting rights.  Other than as required by law, the holders of the preferred stock have no voting rights, except that the consent of holders of at least 80% of the outstanding preferred stock will be required to effect any change in either our restated articles of incorporation or certificate of designations that would change any of the rights of the preferred stock.

Registration rights

    Pursuant to agreements between us and the holders of the preferred stock and warrants, we have filed a registration statement covering the resales by the holders of the common stock issuable upon conversion of the preferred stock and exercise of the warrants and common stock issuable as a result of any adjustment. We are also required to provide the holders with copies of a current prospectus to use in connection with the resale of the common stock.

    We must maintain the effectiveness of the registration statement until the earlier of (a) the date as of which the holders of the preferred stock and warrants may sell all of the shares of common stock covered by such registration statement under Rule 144(k) of the Securities Act, and (b) the date as of which the holders have sold all of the preferred stock and related warrants. We bear all registration expenses, other than underwriting discounts and commissions, with respect to the registration statement relating to the preferred stock and the related warrants.

Required vote

    We will submit the following resolution to the stockholders for approval at the annual meeting:

    "RESOLVED, that the issuance of common stock upon conversion of our Series B Convertible Preferred Stock and the exercise of related warrants, as well as any additional shares of common stock issuable as a result of the anti-dilution provisions of the preferred stock and warrants, be, and it hereby is, approved, adopted and ratified."

    The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the annual meeting is required to approve Proposal 2, provided that the total vote cast on the proposal must represent over 50% of our shares of common stock outstanding on the record date.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE ISSUANCE OF OUR COMMON STOCK UPON CONVERSION OF THE PREFERRED STOCK AND THE EXERCISE OF RELATED WARRANTS, AS WELL AS ANY ADDITIONAL SHARES OF COMMON STOCK ISSUABLE AS A RESULT OF THE ANTI-DILUTION PROVISIONS OF THE PREFERRED STOCK AND WARRANTS.

PROPOSAL 3 — RATIFICATION OF 2002 STOCK OPTION PLAN

    As of December 3, 2001, the Board of Directors, subject to the approval of stockholders, adopted our 2002 Stock Option Plan (the "Plan") covering an aggregate of 2,000,000 shares of our common stock. Under our existing stock option plans, as of December 3, 2001, options to purchase 6,477,784 shares were outstanding, and options to purchase 435,681 shares were available for grant. The total of the shares underlying options outstanding and available for grant represented approximately 18.0% of our outstanding common stock, as of December 3, 2001.

    The Board has deemed that it is in our best interests to establish the Plan. The purpose of the Plan is to provide our employees, directors, independent contractors and consultants an opportunity to acquire a proprietary interest in our business by means of grants of options to purchase our common stock in order to provide a closer identification of their interests with ours and our stockholders. It is the opinion of the Board that by providing to persons involved in our success the opportunity to acquire an equity investment in Midway, the Plan will maintain and strengthen their desire to remain with us, stimulate their efforts on our behalf, and also attract other qualified personnel to become employed by or otherwise become associated with us.

    We have not yet granted any options under the Plan. The Board has directed that, subject to stockholder ratification of the Plan, the shares underlying the Plan be listed for trading on the New York Stock Exchange and registered under the Securities Act of 1933, and we intend to take steps to file a registration statement to register the shares after approval of this proposal 3.

    The last sale price of our common stock on November 26, 2001 was $14.99 per share. As of November 26, 2001, we had a total of approximately 570 employees and eleven directors. We expect that only a few consultants and advisors will ever be granted options under the Plan.

Summary of the Plan

    Administration of the Plan.  The Plan is administered by the Stock Option Committee (the "Committee") of our Board of Directors. The Committee consists of two or more persons who are appointed annually by our Board, each of whom is a "non-employee director" as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 and an "outside director" as that term is defined in Section 162(m) of the Internal Revenue Code of 1986 (the "Code"). The Committee members may be removed by the Board of Directors at any time. Except as otherwise specified in the Plan, the Committee makes all decisions under the Plan, including:

  •
  to whom among those eligible and the time or times at which, options will be granted;

  •
  the number of shares to be subject to each option;

  •
  whether an option is an incentive stock option or a non-qualified stock option;

  •
  the manner in and price at which options may be exercised; and

  •
  whether stock appreciation rights are associated with those options.

    In making these decisions, the Committee may take into account the nature and period of service of eligible employees, their level of compensation, their past, present and potential contributions to our business and any other factors that the Committee believes is relevant. Options are designated at the time of grant as either "incentive stock options" intended to qualify under Section 422 of the Code or "non-qualified stock options" which do not qualify under that section. The differences in tax treatment of qualified and non-qualified options are described below.

    Our Board of Directors may amend, suspend or terminate the Plan at any time, except that no amendment may be adopted without the approval of stockholders which would materially:

  •
  increase the benefits provided in the Plan;

  •
  increase the number of shares issuable upon the exercise of options granted under the Plan; or

  •
  modify the eligibility requirements for participation in the Plan.

The amendment or termination may not adversely affect the rights of a holder without his or her consent.

    Unless the Plan is terminated earlier by our Board, the Plan will terminate on January 14, 2012.

    Shares Subject to the Plan.  Subject to the adjustments described below, no more than 2,000,000 shares of our common stock may be issued upon the exercise of options granted under the Plan. If an option expires without having been exercised in full, the unpurchased shares subject to that option will be available again for purposes of the Plan. No employee may receive options in any calendar year to purchase more than 500,000 shares. Stock appreciation rights may be granted in conjunction with the grant of an option. Not more than 50% of the shares covered by the option may include stock appreciation rights.

    The total number of shares of our common stock that may be allocated under options granted under the Plan or that may be allocated to any one employee, the number of shares subject to outstanding options, the exercise price for the options and other terms and conditions of options may be equitably adjusted by the Committee in the event of corporate transactions, including a dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, repurchase or exchange of shares or other securities or other similar event. In addition, if we are involved in a merger, consolidation, acquisition, separation, reorganization, liquidation or other similar corporate transaction, the options granted under the Plan will be substituted for comparable options, adjusted or, under some conditions, will terminate, subject to the right of the option holder to exercise the option prior to that event.

    Participation.  The Committee is authorized to grant incentive stock options only to our employees and those of our subsidiaries. All of our employees and directors, and those of our subsidiaries, and consultants and advisors providing services to us or to our subsidiaries are eligible to receive non-qualified stock options under the Plan.

    Option Price.  The exercise price of each option is determined by the Committee but may not, in any case, be less than the fair market value of the shares of our common stock on the date of grant. If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of our stock, then the exercise price may not be less than 110% of the fair market value of our common stock covered by the incentive stock option on the date the option is granted.

    Transferability.  Incentive stock options granted under the Plan are not transferable except by will or under the laws of descent and distribution. Non-qualified stock options may be transferable, at the discretion of the Committee, to the extent specified in the optionee's option agreement.

    Term of Options.  The Committee has the discretion to fix the term of each option granted under the Plan, except that the maximum length of term of each option is 10 years (five years in the case of incentive stock options granted to an employee who owns over 10% of the total combined voting power of all classes of our stock), subject to earlier termination as provided in the Plan.

    Acquisition of Shares.  To assist an optionee in the acquisition of shares of common stock upon the exercise of an option granted under the Plan, the Committee may authorize, among other things:

  •
  our extension of a loan to the optionee;

  •
  the payment by the optionee of the exercise price in installments; or

  •
  our guarantee of a loan obtained by the optionee from a third party.

In the case of incentive stock options, the rate of interest of any loans from or guaranteed by us may not be less than the higher of the prime rate of a commercial bank of recognized standing or the rate of interest required to avoid the imputation of interest for federal income tax purposes. Subject to applicable holding periods, and if it would not cause adverse accounting effects, our common stock may be used to pay the exercise price of options. We are not required to deliver shares upon exercise of an option until we receive payment in full of the exercise price and unless the shares may be issued and delivered under applicable securities law and stock exchange rules.

    Termination of Service or Employment.  Upon the termination of an optionee's service with us voluntarily by the optionee or for cause, all unexercised options held by the optionee shall expire and be forfeited as of the date of termination. If an optionee quits his or her service with our written consent, or if we terminate the service of the optionee for reasons other than cause, the optionee may exercise his or her option within three months following the termination of service, or for such longer period of time after such termination as shall be determined by the optionee's employer, but not later than the date of expiration of the option as fixed at the time of grant. If an optionee violates the option agreement, competes with us or acts to harm us, the Committee may cancel, suspend or otherwise restrict any of the optionee's options and stock appreciation rights.

    If an optionee dies while in our service (or within three months after termination of service under some circumstances) the optionee's estate may exercise his or her option within one year following his or her death.

Federal Income Tax Consequences

    The following discussion is a summary of the material Federal income tax consequences of the grant and exercise of options to residents of the U.S. and is based on existing Federal law, which is subject to change, in some cases retroactively. This discussion does not address the particular circumstances of all optionees, which may substantially alter or modify the Federal income tax consequences discussed below. In addition, this summary does not address state and local tax consequences. The Plan is not subject to the provisions of ERISA and is not qualified under Section 401(a) of the Code.

    Non-qualified Options.  An individual who is a United States taxpayer who is granted a non-qualified stock option under the Plan will not realize any income for Federal income tax purposes on the grant of an option. An optionee will realize ordinary income for Federal income tax purposes on the exercise of an option, provided the shares are not then subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code ("Risk of Forfeiture"), in an amount equal to the excess, if any, of the fair market value of the shares of our common stock on the date of exercise over their exercise price. If the shares are subject to a Risk of Forfeiture on the date of exercise, the optionee will realize ordinary income for the year in which the shares cease to be subject to a Risk of Forfeiture in an amount equal to the excess, if any, of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price, unless the optionee shall have made a timely election under Section 83(b) of the Code to include in his income for the year of exercise an amount equal to the excess of the fair market value of the shares of our common stock on the date of exercise over the exercise price. The amount realized for tax purposes by an optionee by reason of the exercise of a non-qualified stock option granted under the Plan is subject to withholding, and, except under the circumstances described below, we are entitled to a deduction in an amount equal to the income so realized by an optionee.

    Provided that an individual who is a United States taxpayer satisfies the holding period requirements provided by the Code, that individual will realize long-term capital gain or loss, as the case may be, if the shares issued upon exercise of a non-qualified stock option are disposed of more than one year after (i) the shares are transferred to the individual or (ii) if the shares were subject to a Risk of Forfeiture on the date of exercise and a valid election under Section 83(b) of the Code shall not have been made, the date as of which the shares cease to be subject to a Risk of Forfeiture. The amount recognized upon disposition will be the difference between the option holder's basis in the shares and the amount realized upon disposition. Generally, an option holder's basis in the shares will be equal to the exercise price plus the amount of income recognized upon exercise of the option.

    If a non-qualified stock option is transferred (to the extent permissible) in a non-arms length transaction, the transfer may be treated as a completed gift (depending on the circumstances of the transfer) for purposes of the federal (and possibly state) gift tax to the extent of the fair market value of the option on the day of the transfer. The grantee of the option, however, will continue to realize ordinary income on the exercise of the option as provided above. The transferee of the option will be treated in the same manner as the grantee upon disposition of the shares issued upon exercise of the option.

    Incentive Stock Options.  An incentive stock option holder who meets the eligibility requirements of Section 422 of the Code will not realize income for Federal income tax purposes, and we will not be entitled to a deduction, on either the grant or the exercise of an incentive stock option. If the incentive stock option holder does not dispose of the shares acquired within two years after the date the incentive stock option was granted to him or within one year after the transfer of the shares to him, (i) any proceeds realized on a sale of the shares in excess of the option price will be treated as long-term capital gain and (ii) we will not be entitled to any deduction for Federal income tax purposes with respect to those shares.

    If an incentive stock option holder disposes of shares during the two-year or one-year periods referred to above (a "Disqualifying Disposition"), the incentive stock option holder will not be entitled to the favorable tax treatment afforded to incentive stock options under the Code. Instead, the incentive stock option holder will generally be treated the same as a non-qualified option holder, realizing ordinary income for Federal income tax purposes in the year the Disqualifying Disposition is made, in an amount equal to the excess, if any, of the fair market value of the shares of common stock on the date of exercise over the exercise price. This amount, however, will be subject to withholding. We will be allowed in the taxable year of a Disqualifying Disposition a deduction in the same amount as the ordinary income recognized by the incentive stock option holder.

    Notwithstanding the foregoing, if the Disqualifying Disposition is made in a transaction with respect to which a loss, if sustained, would be recognized to the incentive stock option holder, then the amount of ordinary income required to be recognized upon the Disqualifying Disposition will not exceed the amount by which the amount realized from the disposition exceeds the exercise price. Generally, a loss may be recognized if the transaction is not a "wash" sale, a gift or a sale between persons or entities classified under the Code as "related persons".

    An incentive stock option holder generally will recognize a long-term capital gain or loss, as the case may be, if the Disqualifying Disposition is made more than one year after the shares are transferred to the incentive stock option holder. The amount of any such gain or loss will be equal to the difference between the amount realized on the Disqualifying Disposition and the sum of (x) the exercise price and (y) the ordinary income realized by the incentive stock option holder as the result of the Disqualifying Disposition.

    Alternative Minimum Tax.  For purposes of computing the Federal alternative minimum tax with respect to shares acquired upon the exercise of incentive stock options, the difference between the fair market value of the shares on the date of exercise over the exercise price will be includable in alternative minimum taxable income in the year of exercise if the shares are not subject to a Risk of Forfeiture; if the shares are subject to a Risk of Forfeiture, the amount includable in alternative minimum taxable income will be taken into account in the year the Risk of Forfeiture ceases and will be the excess of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price. The basis of the shares for alternative minimum tax purposes, generally, will be an amount equal to the exercise price, increased by the amount of the tax preference taken into account in computing the alternative minimum taxable income. There is legislation pending that may mitigate these rules. In general, the alternative minimum tax is the excess of 26% of alternative minimum taxable income up to $175,000 and 28% of income above $175,000 over the regular income tax, in each case subject to various adjustments and exemptions.

    Limitations on Deductions for Federal Income Tax Purposes.  Except as described in this paragraph, under Section 162(m) of the Code and the regulations under that section, we are not able to deduct compensation to "covered employees" to the extent compensation exceeds $1.0 million per tax year. Covered employees include our chief executive officer and our four other highest paid senior executive officers for the tax year. Performance-based compensation, including stock options, is exempt from this limitation provided that (i) the stock options are granted by a committee of our Board which is comprised solely of two or more "outside directors", (ii) the plan under which the options are granted is approved by stockholders, (iii) the plan states the maximum number of shares with respect to which options may be granted during a specified period to any employee, and (iv) the exercise price of a stock option is not less than 100% of the fair market value of our common stock at the time of grant.

Required Vote

    The Board of Directors believes the Plan to be in our best interest and recommends that the stockholders ratify the Plan. We will submit the following resolution to the stockholders for approval at the annual meeting:

    "RESOLVED, that the Midway Games Inc. 2002 Stock Option Plan be, and it hereby is, ratified, approved and adopted."

    The affirmative vote of holders of a majority of the shares of our common stock present in person or represented by proxy at the annual meeting is required to approve Proposal 3, provided that the total vote cast on the proposal must represent over 50% of our shares of common stock outstanding on the record date.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE 2002 STOCK OPTION PLAN.

PROPOSAL 4 — APPOINTMENT OF INDEPENDENT AUDITORS

    We propose that the stockholders ratify the appointment by the Board of Directors of Ernst & Young LLP as our independent auditors for our six-month transition period ending December 31, 2001 and for fiscal 2002 ending December 31, 2002. We expect that representatives of Ernst & Young LLP will be present at the annual meeting and that they will be available to respond to appropriate questions submitted by stockholders at the meeting. Ernst & Young LLP will have the opportunity to make a statement if they desire to do so.

    We were billed the following amounts by Ernst & Young LLP with respect to services rendered with respect to fiscal 2001:

    Audit Fees.  The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended June 30, 2001 and for the review of the financial statements included in our Quarterly Reports on Form 10-Q for the fiscal year were $164,000.

    Financial Information Systems Design and Implementation Fees.  None.

    All Other Fees.  The aggregate fees billed by Ernst & Young LLP for services rendered to Midway other than the Audit Fees, for the fiscal year ended June 30, 2001, were $186,350, all of which were audit related. These audit related services generally included fees for accounting consultations, additional audit procedures and Securities and Exchange Commission registration statements.

    The Audit Committee has considered whether the independent accountant's provision of non-audit services is compatible with maintaining the independent accountant's independence.

    Approval by the stockholders of the appointment of independent auditors is not required, but the Board believes that it is desirable to submit this matter to the stockholders. If holders of a majority of our common stock present and entitled to vote on the matter do not approve the selection of Ernst & Young LLP at the meeting, the selection of independent auditors will be reconsidered by the Board.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS.

AUDIT COMMITTEE REPORT

    The audit committee of the Board of Directors of Midway is composed of four independent directors and operates under a written charter adopted by the Board of Directors. Midway's management is responsible for its internal accounting controls and the financial reporting process. Midway's independent accountants, Ernst & Young LLP, are responsible for performing an independent audit of Midway's consolidated financial statements in accordance with auditing standards generally accepted in the United

States and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes.

    In keeping with that responsibility, the audit committee has reviewed and discussed Midway's audited consolidated financial statements with management. In addition, the audit committee has discussed with Midway's independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees", as amended.

    The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No.1, "Independence Discussions with Audit Committees," and has discussed with the independent accountants their independence.

    Based on the audit committee's discussions with management and the independent accountants and the audit committee's review of the representations of management and the report of the independent accountants, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in Midway's Annual Report on Form 10-K for the year ended June 30, 2001 for filing with the SEC.

    This report is respectfully submitted by the audit committee of the Board of Directors.

William E. McKenna (Chairman)
William C. Bartholomay
Ira S. Sheinfeld
Richard D. White

OTHER MATTERS

Change of Fiscal Year; 2003 Annual Meeting

    Midway has changed its fiscal year from a fiscal year ending on June 30 to a fiscal year ending on December 31. A report covering the transition period of July 1, 2001 to December 31, 2001 will be filed on Form 10-K. Fiscal 2002 will begin on January 1, 2002 and end on December 31, 2002. To accommodate the change in our fiscal year, and to allow completion of fiscal 2002 results prior to the 2003 Annual Meeting, the 2003 Annual Meeting is currently scheduled to be held not earlier than June 1, 2003.

Stockholder Proposals

    As of the date of this proxy statement, the Board has not received notice of, and does not intend to propose, any other matters for stockholder action. However, if any other matters are properly brought before the meeting, it is intended that the persons voting the accompanying proxy will vote the shares represented by the proxy in accordance with their best judgment.

    We must receive any stockholder proposals of matters to be acted upon at our 2003 Annual Meeting of Stockholders on or before August 15, 2002 in order to consider including them in our proxy materials for that meeting. If we do not receive notice of a stockholder proposal to be acted upon at our 2003 Annual Meeting of Stockholders between 60 and 90 days before the 2003 Annual Meeting, and we announce this deadline at least 70 days before the meeting, the matter will not be considered at the meeting. If we do not so announce the deadline, and we do not receive notice of the proposal by October 31, 2002, our proxy for that meeting may confer discretionary authority to vote on any such proposal.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no Form 5 was required to be filed by those persons, we believe that, during fiscal 2001, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except that Mr. Powell filed Form 3 reporting beneficial ownership late.

Manner and Expenses of Solicitation

    This solicitation of proxies is made by the Board, and we will bear all solicitation costs. In addition to the solicitation of proxies by use of the mails, some of our officers, directors and other employees may also solicit proxies personally or by mail, telephone or telegraph, but they will not receive additional compensation for those services. The Company has retained the services of Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies at an approximate cost of $8,500. We will request that brokerage firms, custodians, banks, trustees, nominees or other fiduciaries holding shares of our common stock in their names forward proxy material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

Voting Procedures

    We will appoint inspectors of election to tabulate the number of shares of common stock represented at the meeting in person or by proxy, to determine whether or not a quorum is present and to count all votes cast at the meeting. The inspectors of election will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Votes withheld in connection with the election of one or more of the nominees for director will not be counted in determining the votes cast and will have no effect on the vote. With respect to the tabulation of votes cast on a specific proposal presented to the stockholders at the meeting, abstentions will be considered as present and entitled to vote with respect to that specific proposal, whereas broker non-votes will not be considered as present and entitled to vote with respect to that specific proposal. Therefore, abstentions will have the affect of a vote against each proposal, but broker non-votes will have no effect on the vote for or against each proposal. Under NYSE rules, however, with respect to any proposal that is a prerequisite to listing of additional or new securities, the total vote cast on the proposal must represent at least a majority of all outstanding shares of our common stock entitled to vote on the proposal. With respect to these proposals, broker non-votes are not counted as part of the total vote cast on the proposal. The term "broker non-votes" commonly refers to shares held in street name for customers, where the broker does not have authority under NYSE rules to vote on its own initiative on particular items, and the broker has not received instructions from the beneficial owners.

How to Obtain Our Form 10-K

    We will provide without charge a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2001, including financial statements and schedules, to each of our stockholders of record on November 26, 2001 and each beneficial owner of our common stock on that date, upon receipt of a written request mailed to our offices, 2704 West Roscoe Street, Chicago, IL 60618, attention: Thomas E. Powell, Chief Financial Officer. In the event that exhibits to the Form 10-K are requested, a reasonable fee will be charged for reproduction of the exhibits. Please note that you can obtain our Form 10-K and all other documents that we file electronically at the SEC's website: www.sec.gov. Requests from beneficial owners of common stock must set forth a good faith representation as to their ownership.

    It is important that you return the accompanying proxy card promptly. Therefore, whether or not you plan to attend the meeting in person, you are earnestly requested to mark, date, sign and return your proxy in the enclosed envelope to which no postage need be affixed if mailed in the United States. You may revoke the proxy at any time before it is exercised. If you attend the meeting in person, you may withdraw the proxy and vote your own shares.

By Order of the Board of Directors,

DEBORAH K. FULTON
Vice President, Secretary and General Counsel

Chicago, Illinois
December 4, 2001

APPENDIX A

MIDWAY GAMES INC.

2002 STOCK OPTION PLAN

ARTICLE I — PURPOSE OF THE PLAN

    The 2002 Stock Option Plan (the "Plan") is intended to provide a method whereby "Employees," "Directors" and "Consultants and Advisers" of Midway Games Inc. (the "Company") and its "Subsidiaries" (as such quoted terms are hereinafter defined) may be encouraged to acquire a proprietary interest in the Company and whereby such individuals may realize benefits from an increase in the value of the shares of common stock, $.01 par value per share ("Common Stock"), of the Company; to provide such Employees, Directors and Consultants and Advisers with greater incentive to exert their efforts on behalf of the Company and to encourage their continued provision of services to the Company; to attract new personnel to become employed by or otherwise become associated with the Company; and, generally, to promote the interests of the Company and all of its stockholders. Under the Plan, from time to time on or before January 14, 2012, options to purchase shares of Common Stock and related Stock Appreciation Rights may be granted to such persons as may be selected in the manner hereinafter provided on the terms and subject to the conditions hereinafter set forth. Capitalized terms are defined in Article XV hereof.

ARTICLE II — ADMINISTRATION OF THE PLAN

    SECTION 1.  Subject to the authority as described herein of the Board of Directors (the "Board") of the Company, the Plan shall be administered by the Stock Option Committee of the Board (the "Committee") which is composed of at least two members of the Board who are Non-Employee Directors. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. All determinations by the Committee shall be made by the affirmative vote of a majority of its members but any determination reduced to writing and signed by a majority of its members shall be fully enforceable and effective as if it had been made by a majority vote at a meeting duly called and held. Subject to any applicable provisions of the Plan, all determinations by the Committee or by the Board pursuant to the provisions of the Plan, and all related orders or resolutions of the Committee or the Board, shall be final, conclusive and binding on all Persons, including the Company and its stockholders, employees, directors and option holders.

    SECTION 2.  All authority delegated to the Committee pursuant to the Plan may also be exercised by the Board, except with respect to matters which under Section 162(m) of the Code are required to be determined in the absolute discretion of the Committee. Subject to the foregoing, in the event of any conflict or inconsistency between determinations, orders, resolutions or other actions of the Committee and the Board, the actions of the Board shall control.

    SECTION 3.  With respect to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

ARTICLE III — STOCK SUBJECT TO THE PLAN

    SECTION 1.  The shares to be issued or delivered upon exercise of options or rights granted under the Plan shall be made available, at the discretion of the Board, either from the authorized but unissued shares of Common Stock of the Company or from shares of Common Stock reacquired by the Company, including shares purchased by the Company in the open market or otherwise obtained.

    SECTION 2.  Subject to the provisions of Article X hereof, the aggregate number of shares of Common Stock which may be purchased pursuant to options granted at any time under the Plan shall not exceed 2,000,000. Such number shall be reduced by the aggregate number of shares covered by options in respect

1

of which Stock Appreciation Rights are exercised. The maximum number of shares with respect to which options may be granted under the Plan in any calendar year to any one employee shall be 500,000 as such number may be adjusted by the Committee in accordance with Article X hereof. The Committee shall calculate such limit in a manner consistent with Section 162(m) of the Code.

    SECTION 3.  Shares subject to any options which are canceled, lapse or are otherwise terminated shall be immediately available for reissuance under the Plan to the extent permitted by Sections 162 and 422 of the Code.

ARTICLE IV — PURCHASE PRICE OF OPTIONED SHARES

    Unless the Committee shall fix a greater purchase price, the purchase price per share of Common Stock under each option granted to Employees, Directors, Consultants and Advisers shall not be less than one hundred percent (100%) of the Fair Market Value (as hereinafter defined) of the Common Stock at the time such option is granted, but in no case shall such price be less than the par value of the Common Stock as of the time of grant; provided, however, that in the case of an Incentive Stock Option granted to an Employee who, at the time of the grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (a "Ten Percent Stockholder"), such purchase price per share shall be at least one hundred and ten percent (110%) of the Fair Market Value.

ARTICLE V — ELIGIBILITY OF RECIPIENTS

    Options will be granted only to Employees, Directors, Consultants or Advisers of the Company or a Subsidiary. Incentive stock options will be granted only to Employees.

ARTICLE VI — DURATION OF THE PLAN

    Unless previously terminated by the Committee or the Board, the Plan will terminate on January 14, 2012. Such termination will not terminate any option or Stock Appreciation Right then outstanding.

ARTICLE VII — GRANT OF OPTIONS TO EMPLOYEES,
DIRECTORS, CONSULTANTS AND ADVISERS

    SECTION 1.  Each option granted under the Plan to Employees shall constitute either an Incentive Stock Option or a Non-Qualified Stock Option, as determined in each case by the Committee, and each option granted under the Plan to Directors, Consultants and Advisers shall constitute a Non-Qualified Stock Option. With respect to Incentive Stock Options granted to Employees, to the extent that the aggregate Fair Market Value (determined at the time an option is granted) of Common Stock of the Company with respect to which such Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under the Plan and any other stock option plan of the Company) exceeds $100,000, such Incentive Stock Options shall be treated as Non-Qualified Stock Options to the extent of such excess. The foregoing rule shall be applied by taking Incentive Stock Options into account in the order in which they were granted. In the event outstanding Incentive Stock Options become immediately exercisable under the terms hereof, such Incentive Stock Options will, to the extent the aggregate Fair Market Value thereof exceeds $100,000, be treated as Non-Qualified Stock Options.

    SECTION 2.  The Committee shall from time to time determine the Employees, Directors, Consultants and Advisers to be granted options, it being understood that options may be granted at different times to the same person; provided, however, that no one person may receive an option or options under the Plan covering more than the number of shares specified in Section 2 of Article III hereof. In addition, the Committee shall determine subject to the terms of the Plan the number of shares subject to each option, the time or times when the options will be granted, whether such options shall be Incentive Stock Options, Non-Qualified Stock Options or both, whether Stock Appreciation Rights will be granted in connection with the grant of options, the purchase price of the shares subject to each option, which price shall be not less than that specified in Article hereof, the time or times when each option and any related Stock

2

Appreciation Rights may be exercised and (g) any other matters which the Committee shall deem appropriate.

    SECTION 3.  All instruments evidencing options granted to Employees, Directors, Consultants and Advisers under the Plan shall be in such form as the Committee shall from time to time determine, which form shall be consistent with the Plan and any applicable determinations, orders, resolutions or other actions of the Committee or the Board.

    SECTION 4.  The Committee, in its sole discretion, on the granting of an option to an Employee, Director, Consultant or Adviser under the Plan may also grant Stock Appreciation Rights relating to any number of shares but, except as hereinafter provided, not more than fifty percent (50%) of the number of shares covered by such option shall include Stock Appreciation Rights. Such options shall be subject to such terms and conditions, not inconsistent with the Plan, that the Committee shall impose, including the following:

      (i)  Stock Appreciation Rights may be granted only in writing and only attached to an underlying option at the time of the grant of the option;

      (ii) Stock Appreciation Rights may be exercised only at the time when the option to which it is attached is exercisable;

      (iii) Stock Appreciation Rights shall entitle the option holder (or any person entitled to act under the provisions of the Plan) to surrender unexercised all or part of the then exercisable portion of the option to which the Stock Appreciation Rights are attached to the Company and to receive from the Company in exchange therefor a payment in cash equal to the excess, if any, of the then value of one share covered by such portion over the option price per share specified in such option (which excess is herein called the "Appreciated Value"), multiplied by the number of shares covered by the portion of the option so surrendered. For purposes of computation of the Appreciated Value, the value of one share shall be deemed to be the average Fair Market Value of such share during the four-week period immediately preceding the date of notice of exercise of the Stock Appreciation Rights;

      (iv) if Stock Appreciation Rights attached to an option are exercised, such option shall be deemed to have been canceled to the extent of the number of shares surrendered on exercise of the Stock Appreciation Rights and no further options may be granted covering such shares; and

      (v) if an option to which Stock Appreciation Rights are attached is exercised, such Stock Appreciation Rights shall be canceled to the extent necessary to cause the number of shares to which such Stock Appreciation Rights relate not to exceed the number of remaining shares subject to such option.

ARTICLE VIII — TRANSFERABILITY OF OPTIONS

    No Incentive Stock Option or any related Stock Appreciation Rights granted under the Plan shall be transferable by the option holder otherwise than by will or by the laws of descent and distribution, and any such Incentive Stock Option or any related Stock Appreciation Rights shall be exercisable during the lifetime of the option holder solely by him or her. Any Non-Qualified Stock Option granted under the Plan may be transferable by the option holder to the extent permitted by the Committee as specified in the instrument evidencing the option as the same may be amended from time to time. Except to the extent permitted by such instrument, no Non-Qualified Stock Option shall be transferable except by will or by the laws of descent and distribution.

ARTICLE IX — EXERCISE OF OPTIONS

    SECTION 1.  Subject to Article XII hereof, each option (and any related Stock Appreciation Rights) granted under the Plan shall terminate on the date specified by the Committee which date shall be not later than the expiration of ten years from the date on which it was granted; provided, however, that in the

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case of an Incentive Stock Option granted to an Employee who, at the time of the grant is a Ten Percent Stockholder, such period shall not exceed five years from the date of grant.

    SECTION 2.  A person electing to exercise an option or Stock Appreciation Rights then exercisable shall give written notice to the Company of such election and, if electing to exercise an option, of the number of shares of Common Stock such person has elected to purchase. A person exercising an option shall at the time of purchase tender the full purchase price of such shares, which tender, except as provided in Section 3 of this Article, shall be made in cash or cash equivalent (which may be such person's personal check) or, to the extent permitted by applicable law, in shares of Common Stock already owned by such person (which shares shall be valued for such purpose on the basis of their Fair Market Value on the date of exercise), or in any combination thereof; provided, however, that payment in shares of common stock already owned shall not be permitted unless the chief financial officer of the Company determines that such payment will not require the Company to recognize a compensation expense under applicable accounting rules. In the event of payment in shares of Common Stock already owned, such shares shall be appropriately endorsed for transfer to the Company. The Company shall have no obligation to deliver shares of Common Stock pursuant to the exercise of any option, in whole or in part, until such payment in full of the purchase price therefor is received by the Company.

    SECTION 3.  In order to assist an option holder in the exercise of an option granted under the Plan, the Committee or Board may, in its discretion, authorize, either at the time of the grant of the option or thereafter the extension of a loan to the option holder by the Company, the payment by the option holder of the purchase price of the Common Stock in installments, the guarantee by the Company of a loan obtained by the option holder from a third party or make such other reasonable arrangements to facilitate the exercise of options as are in accordance with applicable law. The Committee or Board shall authorize the terms of any such loan, installment payment arrangement or guarantee, including the interest rate (which, in the case of incentive stock options, shall be not less than the higher of the "prime rate" as from time to time in effect at a commercial bank of recognized standing, and the rate of interest from time to time required to avoid imputation of interest for federal income tax purposes) and terms of repayment thereof, and shall cause the instrument evidencing any such option to be amended, if required, to provide for any such extension of credit. Loans, installment payment arrangements and guarantees may be authorized without security, and the maximum amount of any such loan or guarantee shall be the purchase price of the Common Stock being acquired, plus related interest payments.

    SECTION 4.  Each option shall be subject to the requirement that if at any time the Board shall in its discretion determine that the listing, registration or qualification of the shares of Common Stock subject to such option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with, the granting of such option or the issuance or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free from any conditions not reasonably acceptable to the Board. Unless at the time of exercise of an option and the issuance of Common Stock so purchased, there shall be in effect as to such Common Stock a registration statement under the Act, the option holder shall deliver a certification (a) acknowledging that such shares of Common Stock may be "restricted securities" as defined in Rule 144 promulgated under the Act; and (b) containing such option holder's agreement that such Common Stock may not be sold or otherwise disposed of except in compliance with applicable provisions of the Act. In the event that the Common Stock is then listed on a national securities exchange, the Company shall use its best efforts to cause the listing of the shares of Common Stock subject to options upon such exchange.

    SECTION 5.  The Company may establish appropriate procedures to provide for payment or withholding of such income or other taxes as may be required by law to be paid or withheld in connection with the exercise of options or any other matters under the Plan, and to ensure that the Company receives prompt advice concerning the occurrence of any event which may create, or affect the timing or amount of, any obligation to pay or withhold any such taxes or which may make available to the Company any tax deduction resulting from the occurrence of such event.

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ARTICLE X — ADJUSTMENTS

    SECTION 1.  New option rights may be substituted for the options granted under the Plan, or the Company's duties as to options outstanding under the Plan may be assumed by a corporation other than the Company, or by a parent or subsidiary of the Company or such corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or other similar corporate transaction in which the Company is involved. Notwithstanding the foregoing or the provisions of this Article X, in the event such corporation, or parent or subsidiary of the Company or such corporation, does not substitute new option rights for, and substantially equivalent to, the options granted hereunder, or assume the options granted hereunder, the options granted hereunder shall terminate and thereupon become null and void (i) upon dissolution or liquidation of the Company, or similar occurrence, (ii) upon any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be a surviving entity or (iii) upon a transfer of substantially all of the assets of the Company or more than 80% of the outstanding Common Stock in a single transaction; provided, however, that each option holder shall have the right immediately prior to or concurrently with such dissolution, liquidation, merger, consolidation, acquisition, separation, reorganization or other similar corporate transaction, to exercise any unexpired option granted hereunder whether or not then exercisable.

    SECTION 2.  In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company, or other corporate transaction or event affects the shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then, the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which options may be granted and any limitations set forth in the Plan, (ii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding options and (iii) the grant or exercise or target price with respect to any option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding option including, if necessary, the termination of such an option; provided, in each case, that with respect to Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422 of the Code. Without limiting the generality of the foregoing, any such adjustment shall be deemed to have prevented any dilution and enlargement of an option holder's rights if such option holder receives in any such adjustment rights which are substantially similar (after taking into account the fact that the option holder has not paid the applicable exercise price) to the rights the option holder would have received had he exercised his outstanding options and become a stockholder of the Company immediately prior to the event giving rise to such adjustment.

    SECTION 3.  Adjustments and elections under this Article X shall be made by the Committee whose determination as to what adjustments, if any, shall be made and the extent thereof shall be final, binding and conclusive. Adjustments required under this Article X shall also be deemed to increase by a like number the aggregate number of shares authorized for purchase pursuant to options granted under the Plan as set forth in Section 2 of Article III hereof to the extent consistent with Section 162(m) of the Code.

ARTICLE XI — PRIVILEGES OF STOCK OWNERSHIP

    No option holder, or legal representative, legatee, distributee or transferee of such option holder, shall be entitled to any rights or privileges of a stockholder of the Company in respect of any shares of Common Stock covered by an option until such shares have been paid for in full and issued and delivered by the Company.

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ARTICLE XII — TERMINATION OF SERVICE OR EMPLOYMENT

    SECTION 1.  In the event that an option holder shall cease his or her relationship with the Company or a Subsidiary by voluntarily terminating such relationship without the written consent of the Company, or if the Company or a Subsidiary shall terminate for cause such relationship, unless otherwise provided in the instrument evidencing such option, the option and any associated Stock Appreciation Rights held by such option holder shall terminate forthwith.

    SECTION 2.  If an option holder shall voluntarily terminate his or her relationship with the Company or a Subsidiary with the written consent of the Company, which written consent expressly sets forth a statement to the effect that options which are exercisable on the date of such termination shall remain exercisable, or if the option holder's relationship with the Company or a Subsidiary shall have terminated by the Company or a Subsidiary for reasons other than cause, unless otherwise provided in the instrument evidencing such option, such option holder may exercise his or her option to the extent exercisable at the time of such termination, at any time prior to the expiration of three months after such termination, or for any longer period of time after such termination as shall be determined by such holder's employer, but not later than the date of expiration of the option as fixed at the time of grant. Options granted under the Plan to Employees shall not be affected by any change in the position of employment so long as the holder thereof continues to be an Employee, Director, Consultant or Adviser.

    SECTION 3.  The Committee or Board may also cancel, suspend, withhold or otherwise limit or restrict any unexpired option and any Stock Appreciation Right held by an option holder at any time if the option holder (i) is not in compliance with all applicable provisions of the instrument evidencing the option or Stock Appreciation Right; or (ii) engages in any activity in competition with any activity of the Company or any Subsidiary, or inimical, contrary or harmful to the interests of the Company and its Subsidiaries, including, but not limited to: (A) conduct related to the option holder's employment for which either criminal or civil penalties against the option holder may be sought, (B) violation of any policies of the Company, including, without limitation, the Company's insider trading policy or anti-harassment policies, (C) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company or any Subsidiary, including employing or recruiting any present, former or future employee of the Company or any Subsidiary, (D) disclosing or misusing any confidential information or material concerning the Company or any Subsidiary or (E) participating in a hostile takeover attempt against the Company.

    SECTION 4.  Should an option holder die during the existence of the option holder's relationship with the Company or after the cessation of the option holder's relationship with the Company, unless otherwise provided in the instrument evidencing such option, all of the option holder's options shall be terminated, except that any option (and any related Stock Appreciation Rights), to the extent exercisable by the option holder at the time of such death, may be exercised within one year after the date of such death but not later than the expiration of the option solely in accordance with all of the terms and conditions of the Plan by the option holder's personal representatives or by the person or persons to whom the option holder's rights under the option shall pass by will or by the applicable laws of descent and distribution.

ARTICLE XIII — AMENDMENTS TO THE PLAN

    The Board may at any time terminate or from time to time amend, modify or suspend the Plan; provided, however, that no such amendment or modification without the approval of the stockholders of the Company shall:

      (i)  materially increase the benefits accruing to participants under the Plan;

      (ii) materially increase the maximum number (determined as provided in the Plan) of shares of Common Stock which may be purchased pursuant to options granted under the Plan; or

      (iii) materially modify the requirements as to eligibility for participation in the Plan.

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The amendment or termination of the Plan shall not, without the written consent of an option holder, adversely affect any rights or obligations under any option theretofore granted to such option holder under the Plan.

ARTICLE XIV — EFFECTIVE DATE OF THE PLAN

    The Plan shall be effective on January 15, 2002, subject to the ratification of the Plan by the stockholders of the Company.

ARTICLE XV — DEFINITIONS

    For the purposes of this Plan, the following terms shall have the meanings indicated:

    Act:  The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

    Code:  The Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

    Committee:  Such term is defined in Article II, Section 1 hereof.

    Common Stock:  Such term is defined in Article I hereof.

    Consultants and Advisers:  Such term includes any third party retained or engaged by the Company or any Subsidiary to provide services to the Company or such Subsidiary, including any employee of such third party providing such services.

    Director:  Such term includes any director of the Company.

    Employee:  Such term includes any officer as well as any full-time salaried executive, managerial, professional, administrative or other employee of the Company or a Subsidiary. Such term also includes an employee on approved leave of absence provided such employee's right to continue employment with the Company or a Subsidiary upon expiration of such employee's leave of absence is guaranteed either by statute or by contract with or by a policy of the Company or a Subsidiary and any consultant, independent contractor, professional advisor or other person who is paid by the Company or a Subsidiary for rendering services or furnishing materials or goods to the Company or a Subsidiary.

    Fair Market Value:  The fair market value as of any date shall be determined by the Committee or Board after giving consideration to the price of the Common Stock in the public market and shall be determined otherwise in a manner consistent with the provisions of the Code.

    Incentive Stock Option:  An option intended to qualify under Section 422 of the Code.

    1934 Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

    Non-Employee Director:  Any director of the Company who is a Non-Employee Director as that term is defined in Rule 16b-3 promulgated under the 1934 Act and who also qualifies as an outside director within the meaning of Section 162(m) and the related regulations under the Code, except as otherwise determined by the Board of Directors.

    Non-Qualified Stock Option:  An option which does not qualify under Section 422 of the Code.

    Person:  Such term shall have the meaning ascribed to it under the 1934 Act.

    Plan:  Such term is defined in Article I hereof and includes all amendments hereof.

    Stock Appreciation Rights:  The rights granted by the Committee pursuant to Section 4 of Article VII hereof.

    Subsidiary: A "Subsidiary Corporation" of the Company as defined in Section 424 of the Code.

    Ten Percent Stockholder:  Such term is defined in Article IV hereof.

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APPENDIX B

MIDWAY GAMES INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    THE UNDERSIGNED, revoking all previous proxies, hereby appoints NEIL D. NICASTRO, THOMAS E. POWELL and DEBORAH K. FULTON, or any of them, as attorneys, agents and proxies with power of substitution, and with all powers the undersigned would possess if personally present, to vote all shares of common stock of Midway Games Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on January 15, 2002 and at all adjournments thereof.

    The shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned upon the four proposals, more fully described in the accompanying Proxy Statement. If no instructions are given by the undersigned, the shares represented by this Proxy will be voted "FOR" the election of the nominees for directors designated by the Board of Directors, "FOR" proposal 2, "FOR" proposal 3 and "FOR" proposal 4.

(Continued and to be signed on reverse side)
To change your address, please mark this box and correct at left. [ ]	MIDWAY GAMES INC. P.O. BOX 11096 NEW YORK, N.Y. 10203-0096
(1)
Election of three (3) Class III Directors.

FOR all nominees listed except as marked [ ]	WITHHOLD AUTHORITY to vote for all nominees listed [ ]	*EXCEPTIONS [ ]

NOMINEES: Harold H. Bach, Jr./Richard D. White/Gerald O. Sweeney, Jr.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "EXCEPTIONS" box and write that nominee's name in the space provided below.)

*EXCEPTIONS

(2)
Approval of the issuance of common stock upon conversion of preferred stock and exercise of related warrants.

    FOR [  ]      AGAINST [  ]      ABSTAIN [  ]

(3)
Ratification of the Midway Games Inc. 2002 Stock Option Plan.

    FOR [  ]      AGAINST [  ]      ABSTAIN [  ]

(4)
Ratification of the appointment of Ernst & Young LLP as independent auditors for the six-month transition period ending December 31, 2001 and for fiscal 2002.

    FOR [  ]      AGAINST [  ]      ABSTAIN [  ]

    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

To change your address, please mark this box and correct at left. [ ]

NOTE: Please sign exactly as your name or names appear hereon, and when signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If signatory is a corporation, sign the full corporate name by a duly authorized officer. If shares are held jointly, each stockholder named should sign.

Shareholder sign here	Date
Co-Owner sign here

NOTE: PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE ENCLOSED FOR THIS PURPOSE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

Votes must be indicated (x) in Black or Blue ink. [X]

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
ANNUAL MEETING OF STOCKHOLDERS OF MIDWAY GAMES INC.
PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 — ELECTION OF CLASS III DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
JOINT REPORT OF THE COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE ON FISCAL 2001 EXECUTIVE COMPENSATION
CORPORATE PERFORMANCE GRAPH
EMPLOYMENT AGREEMENTS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 2 — APPROVAL OF ISSUANCE OF COMMON STOCK UPON CONVERSION OF SERIES B CONVERTIBLE PREFERRED STOCK AND EXERCISE OF WARRANTS
PROPOSAL 3 — RATIFICATION OF 2002 STOCK OPTION PLAN
PROPOSAL 4 — APPOINTMENT OF INDEPENDENT AUDITORS
AUDIT COMMITTEE REPORT
OTHER MATTERS
MIDWAY GAMES INC. 2002 STOCK OPTION PLAN
ARTICLE I — PURPOSE OF THE PLAN
ARTICLE II — ADMINISTRATION OF THE PLAN
ARTICLE III — STOCK SUBJECT TO THE PLAN
ARTICLE IV — PURCHASE PRICE OF OPTIONED SHARES
ARTICLE V — ELIGIBILITY OF RECIPIENTS
ARTICLE VI — DURATION OF THE PLAN
ARTICLE VII — GRANT OF OPTIONS TO EMPLOYEES, DIRECTORS, CONSULTANTS AND ADVISERS
ARTICLE VIII — TRANSFERABILITY OF OPTIONS
ARTICLE IX — EXERCISE OF OPTIONS
ARTICLE X — ADJUSTMENTS
ARTICLE XI — PRIVILEGES OF STOCK OWNERSHIP
ARTICLE XII — TERMINATION OF SERVICE OR EMPLOYMENT
ARTICLE XIII — AMENDMENTS TO THE PLAN
ARTICLE XIV — EFFECTIVE DATE OF THE PLAN
ARTICLE XV — DEFINITIONS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS